SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 31, 2004




                               BAY RESOURCES, LTD
                 (Exact Name of Company as Specified in Charter)


        Delaware                      0-16097                   98-007697
____________________________    ____________________       ____________________

(State or Other Jurisdiction    (Commission File No.)          (IRS Employer
      of Incorporation)                                      Identification No.)


         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia      3004
         -------------------------------------------------------------------

              (Address of Principal Executive Offices)              (Zip Code)


Company's telephone number           61-3-8532-2860

Company's facsimile number           61-3-8532-2805

Company's email address              bayresources@axisc.com.au

Company's website address            www.bayresourcesltd.com

Item 5.   Other Events and Regulation FD Disclosure

          On March 31, 2004 Bay Resources Ltd a Delaware Corporation entered into a subscription agreement with RAB Special Situations LP ("RAB") agreed to subscribe for 1,670,000 units of common stock at a price of US$1.00, raising US$1.67 million. As part of the placement, 1,670,000 warrants were issued to RAB. These warrants have a 2 year exercise period with an exercise price of US$1.30. RAB Special Situations LP is part of the RAB Capital Group which is listed on the AIM market in London and has nearly US$1bn under management. In recent months the RAB Capital Group has invested significant funds in a number of exploration companies worldwide.

          On March 31, 2004 Bay Resources Ltd reached agreement with Kerisridge Pty Ltd (the major lender to the Company) ("Kerisridge") to convert all debt owed by the Company to Kerisridge, Being US$1,753,984) into equity. The Company issued 1,753,984 units of common stock and 1,753,984 warrants over common stock, with a 2 year exercise period and an exercise price of US$1.30, in satisfaction of the conversion of debt into equity.

          On February 19, 2004 Edensor Nominees Pty Ltd advised the Company in writing that it wished to exercise the 6,000,000 options over common stock in the Company it held using the cashless exercise feature. Pursuant to this request, Bay Resources Ltd issued 5,142,857 common stock to Edensor Nominees Pty Ltd on March 3, 2004.

          On March 17, 2004 Delkern Investments Ltd advised the Company in writing that it wished to exercise the 2,000,000 options over common stock in the Company it held using the cashless exercise feature. Pursuant to this request, Bay Resources Ltd issued 1,800,200 common stock to Delkern Investments Ltd.

          Such information, including the exhibit numbered 99.1 attached hereto under "Item 7. Financial Statements and Exhibits" shall not be deemed "filed" for the purpose of Section 18 of the Securities Act of 1934.

Item 7.    Financial Statements and Exhibits

          (a)   Financial Statements
                --------------------

                Not Applicable

          (b)   Pro Forma Financial Information
                -------------------------------

                Not Applicable

          (c)   Exhibits
                --------

                99.1 Press release of the Company dated April 5, 2004

                99.2 Subscription Agreement with RAB Special Situations LP dated
                     March 31, 2004

                99.3 Warrant Certificate with RAB Special Situations LP dated
                     March 31, 2004

                99.4 Warrant Certificate with Kerisridge Pty Ltd dated
                     March 31, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BAY RESOURCES, LTD
                                (Company)

                                By:




                                             /S/ Peter Lee
                                             ---------------
                                             Peter Lee
                                             Director, Secretary and
                                             Chief Financial Officer

Dated: 6 April, 2004